UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-A
FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934
SPDR® Series Trust
(Exact name of registrant as specified in its charter)

Massachusetts	See Below

(State of incorporation or organization)	(I.R.S. Employer Identification
number)

One Lincoln Street, Boston, Massachusetts	02111

(Address of principal executive offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Exchange Act:

	Name of the Exchange on	I.R.S. Employer
Title of Each Class	Which Each Class is to	Identification
to be Registered	be so Registered	Number
SPDR® Barclays Capital Emerging Markets Local Bond ETF	NYSE Arca	26-2520460
If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: ☑
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: ☐
Securities Act registration statement file number to which this form relates: 333-57793
Securities to be registered pursuant to Section 12(g) of the Act: None

Item 1. Description of Registrant’s Securities to be Registered
Item 2. Exhibits
SIGNATURE

Item 1. Description of Registrant’s Securities to be Registered
A description of the Shares is set forth in the registrant’s Registration Statement on Form N-1A (“Registration Statement”) (Commission File Nos. 333-57793; 811-08839), which description is incorporated herein by reference as filed with the Securities and Exchange Commission on February 23, 2011. Any form of supplement to the Registration Statement that is subsequently filed that relates to the Fund is hereby also incorporated by reference herein.
Item 2. Exhibits

(a)(i)	Registrant’s First Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a)(i) to the Registration Statement.

(a)(ii)	Registrant’s Amendment to the First Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a)(ii) to the Registration Statement.

(b)	Registrant’s Amended and Restated Bylaws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

(c)	Registrant’s form of global certificate, incorporated herein by reference to Item 2(c) to the Registrant’s registration of securities filed pursuant to Section 12(b) on Form 8-A/A on August 1, 2007 (Securities Exchange Act file number 001-16135).

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed in the City of Boston and Commonwealth of Massachusetts on the 23rd day of February, 2011.

By:	/s/ Ryan M. Louvar

Ryan M. Louvar
Secretary